UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2007 (July 31, 2007)

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On July 31, 2007, the Board of Directors of Fortune Brands, Inc. (the “Company”) approved the Fortune Brands, Inc. Supplemental Plan, as amended and restated (“Supplemental Plan”), which is filed as Exhibit 10.1 to this report and incorporated by reference herein. The Supplemental Plan was amended and restated to reflect changes necessitated by Section 409A of the Internal Revenue Code (effective January 1, 2005), conform to changes to the Company’s tax-qualified pension plan that become effective January 1, 2008, and clarify various administrative provisions. The Supplemental Plan covers executive officers including Messrs. Norman H. Wesley, Craig P. Omtvedt, Mark A. Roche, Christopher J. Klein and Mark Hausberg, and other eligible employees. Effective January 1, 2008, executives will accrue a benefit under the Supplemental Plan equal to the difference between the benefits payable under our tax qualified retirement plan (the Fortune Brands Pension Plan) and the amount that would have been paid absent certain Internal Revenue Code limits applicable to tax qualified retirement plans. In calculating benefits under the Supplemental Plan, no credit is given for service in excess of 35 years.

Prior to January 1, 2008, the Supplemental Plan also provides Messrs. Wesley, Omtvedt, Roche and Hausberg with an annual benefit equal to 52½% of average compensation during the five highest-paid consecutive years of employment. This retirement benefit is reduced by 1½% of such average compensation for each year that the officer retires prior to age 65 unless he or she has completed 35 years of service, and is further reduced by benefits payable under the Fortune Brands Pension Plan, any defined benefit pension plan of an affiliated company, and defined benefit plans of unrelated prior employers. Effective for years of service beginning on and after January 1, 2008, these executives will accrue a benefit based on the same formula applicable to all employees in the tax qualified retirement plan (1% of average compensation for each year of service).

The summary of the Supplemental Plan above is qualified in its entirety by reference to the full text of the Supplemental Plan attached as Exhibit 10.1 to this Form 8-K.

Item 9.01.	Exhibits.

(d)	Exhibits

The following is filed as an exhibit to this report pursuant to Item 5.02.

10.1	Fortune Brands, Inc. Supplemental Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By:	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Senior Vice President, General Counsel and Secretary

Date: August 6, 2007

Exhibit Index

Exhibit Number	Description

10.1	Fortune Brands, Inc. Supplemental Plan.